Exhibit 10.10

STOCKHOLDER COVENANT NOT TO COMPETE
AND OTHER POST-ASSET SALE OBLIGATIONS

THIS AGREEMENT (“Agreement”) is made and entered into May 16, 2003 (the “Effective Date”), by and between Green Light Acquisition Company, a Delaware corporation (the “Company”), and Basil K. Vasiliou, a beneficiary of a stockholder (the “Stockholder”), in U.S. Traffic Corporation, a Delaware corporation (“Seller”).

RECITALS

A.                                   The Stockholder which owns fifteen percent (15%) of the outstanding capital stock of Seller.

B.                                     The Company intends to enter into an asset purchase agreement of even date herewith (the “Asset Purchase Agreement”) whereby the Company will acquire substantially all of the assets and good will of Seller and its wholly-owned subsidiary, Myers/Nuart Electrical Products, Inc. (“Myers”) which are defined in the Asset Purchase Agreement as the “Business”. Capitalized terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

C.                                     The Company’s willingness to enter into the Asset Purchase Agreement is conditioned upon, among other things, its ability to protect the value of the goodwill of the Business it is acquiring by virtue of the Asset Purchase Agreement. The Company and the Stockholder acknowledge that (i) the Stockholder’s entry into this Agreement is critical to the Company’s ability to protect the value of the goodwill of the Business the Company is acquiring in the Asset Purchase Agreement and (ii) the Stockholder’s execution and delivery of this Agreement is a condition precedent to the Company’s consummation of the acquisition contemplated by the Asset Purchase Agreement.

D.                                    The Stockholder acknowledges that as a significant stockholder in Seller, and an individual with significant responsibilities in managing the businesses and operations of Seller and Myers, he had regular access to various confidential and/or proprietary information relating to the Business.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows:

1.                                      Non-Disclosure Covenant.

(a)                                  For a period of five years after the Effective Date, the Stockholder shall not, and shall cause his Affiliates not to either directly or indirectly, disclose to any “unauthorized person” or use for the benefit of the Stockholder or any person or entity other than the Company any knowledge or information which the

Stockholder acquired while he was a Stockholder, employed by or otherwise affiliated with Seller relating to (i) the financial, marketing, sales and business plans and affairs, financial statements, analyses, forecasts and projections, books, accounts, records, operating costs and expenses and other financial information of Seller or Myers; (ii) internal management tools and systems, costing policies and methods, pricing policies and methods and other methods of doing business of Seller or Myers; (iii) customers, sales, customer requirements and usages, distributor lists of Seller or Myers; (iv) agreements with customers, vendors, independent contractors, employees and others of Seller or Myers; (v) existing and future products or services and product development plans, designs, analyses and reports of Seller or Myers; (vi) computer software and data bases developed for Seller or Myers, trade secrets, research, records of research, models, designs, drawings, technical data and reports of Seller or Myers; and (vii) correspondence or other private or confidential matters, information or data whether written, oral or electronic, which is proprietary to Seller and not generally known to the public (individually and collectively “Confidential Information”), without the Company’s prior written permission.

(b)                                 For purposes of this paragraph 1, the term “unauthorized person” shall mean any Person who is not (i) an officer or director of the Company or an employee of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties; (ii) an employee, officer or director of an Affiliate of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties; or (iii) a person expressly authorized by the Company to receive disclosure of such knowledge or information.

(c)                                  The Company expressly acknowledges and agrees that the term “Confidential Information” excludes information which is (A) in the public domain or otherwise generally known to the trade; (B) disclosed to third parties other than by reason of the Stockholder’s breach of his confidentiality obligation hereunder; (C) learned of by the Stockholder subsequent to the Closing Date from any other party not then under an obligation of confidentiality to the Company or its Affiliates; or (D) solely related to any portion of the Excluded Business.

2.                                      Restrictive Covenants.  The Stockholder agrees that for a period of (x) five years after the Effective Date with respect to subparagraphs (a), (b), and (d) and (y) three years after the Effective Date (with respect to subparagraphs (c)), he will not, and he shall cause his Affiliates not to, either alone or in conjunction with any other Person, directly or indirectly:

(a)                                  own, manage, operate, provide financing to, or join, control or participate in the ownership, management, operation or control of, or provision of financing to, any business wherever located (whether in corporate, proprietorship or partnership form or otherwise), if such business is competitive with the

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Business as currently conducted or as it has been conducted during the twelve (12) month period prior to the Effective Date;

(b)                                 for the direct or indirect benefit of any Person engaged in the business of manufacturing or selling products which are competitive with the products manufactured or distributed on the date hereof by the Business (a “Competitor”), seek to procure orders from, or do business with, or procure directly or indirectly with any other Person, or procure orders from or do business with, any Person who or which has been a customer of the Business at any time during the period of twelve (12) months prior to the Effective Date;

(c)                                  for the direct or indirect benefit of any Competitor, engage, employ, solicit or contact with a view to the engagement or employment by any Person, any Person who has been an employee, officer or manager of Seller in the twelve (12) months prior to the Effective Date, in any case if the employee, officer or manager either was, as a part of his or her duties, privy to Confidential Information or know-how or would be in a position to exploit the trade connections of the Business; provided, however, that the Stockholder may solicit and/or employ any employee who is primarily involved in the Myers Pedestal Business; or

(d)                                 seek to contract or interfere with or otherwise engage in such a way as to adversely affect the Business as operated on the date of this Agreement any Person who or which is a party to a Contractual Obligation with the Business, or has otherwise been engaged to manufacture, assemble, supply or deliver products, goods, materials or services to the Business, at any time during the period of twelve (12) months prior to the Effective Date;

provided, however, that ownership or acquisition by the Stockholder, his Affiliates, Seller and the other stockholders of Seller executing counterparts of this Agreement, of an aggregate of less than five percent (5%) of the outstanding stock of any publicly traded company or substantially similar to or which compete with the Business shall not constitute a violation of this Section 2.

3.                                      Remedies.  The Stockholder and the Company acknowledge and agree that, (i) they regard the restrictions contained in Section 1 and Section 2 as reasonable and designed to provide the Company with limited, legitimate and reasonable protection against subsequent diminution of the value of Business attributable to any actions of the Stockholder or any of his Affiliates contrary to such covenants, and (ii) because the legal remedies of the Company may be inadequate in the event of a breach of, or other failure to perform, any of the covenants and obligations set forth in Sections 1 and 2, the Company may, in addition to obtaining any other remedy or relief available to it (including, without limitation, consequential and other damages at law), obtain specific enforcement of Section 1 and 2 and other equitable remedies.

4.                                      Enforceability.  If the final judgment of a court of competent jurisdiction declares that any term or provision of Section 2 is invalid or unenforceable, the parties

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agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

5.                                      Governing Law. This Agreement shall be subject to and governed by the laws of the State of Illinois without regard to any choice of law or conflicts of law rules or provisions (whether of the State of Illinois or any other jurisdiction), irrespective of the fact that the Stockholder may become a resident of a different state.

6.                                      Binding Effect. The Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Stockholder and his executors, administrators, personal representatives and heirs.

7.                                      Complete Understanding. Except as set forth in the Asset Purchase Agreement, counterparts of this Agreement executed by other stockholders of UST and Affiliates, and that OEM Supply Agreement between the Company and Myers Power Products, Inc. dated as of May 16, 2003, this Agreement constitutes the complete understanding among the parties hereto with regard to the subject matter hereof, and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

8.                                      Amendments. No change, modification or amendment of any provision of this Agreement shall be valid unless made in writing and signed by all of the parties hereto.

9.                                      Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Stockholder shall not operate or be construed as a waiver of any subsequent breach by the Stockholder.

10.                               Venue, Jurisdiction, Etc. The Stockholder hereby agrees that any suit, action or proceeding relating in any way to this Agreement may be brought and enforced in the Circuit Court of Cook County, Illinois or in the District Court of the United States of America for the Northern District of Illinois, Eastern Division, and in either case the Stockholder hereby submits to the jurisdiction of each such court. The Stockholder hereby waives and agrees not to assert, by way of motion or otherwise, in any such suit, action or proceeding, any claim that the Stockholder is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Stockholder consents and agrees to service of process or other legal summons for purpose of any such suit, action or proceeding by registered mail addressed to the Stockholder at his or its address listed in Section 11.  Nothing contained herein shall affect the rights of the Company to bring suit, action or proceeding in any other

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appropriate jurisdiction. The Stockholder and the Company do each hereby waive any right to trial by jury, he or it may have concerning any matter relating to this Agreement.

11.                               Notice.  All notices, requests demands, claims, and other communications hereunder will be in writing.  Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if sent by telecopier (with written confirmation of receipt) (and a copy is mailed, by registered or certified mail, return receipt requested, postage prepaid), or if sent by a nationally recognized overnight delivery service (with written confirmation of receipt in each case) addressed to the intended recipient, as set forth below:

If to Stockholder:                            Basil K. Vasiliou

230 Park Avenue

New York, New York 10126

Facsimile: (212) 486-4144

Copy to:                                                                          Altheimer & Gray

Suite 4000

10 S. Wacker Drive

Chicago, Illinois 60606

Attention:  David W. Schoenberg

Facsimile:  (312) 715-4987

If to Company:                                         Green Light Acquisition Company

One East Wacker Drive

Chicago, Illinois 60601

Attention:  Leslie J. Jezuit

Facsimile:  (312) 467-0197

Copy to:                                                                          Holland & Knight LLC

30th Floor

131 S. Dearborn Street

Chicago, IL  60603

Attention:  Anne Hamblin Schiave

Facsimile:  (312) 578-6666

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

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12.                               Severability. If any portion of this Agreement shall be for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and carried into effect.

13.                               Headings. The headings of this Agreement are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

14.                               Counterparts. This Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be hereunto affixed, and the Stockholder has hereunto set his hand on the day and year first above written.

[Signature page to follow]

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GREEN LIGHT ACQUISITION COMPANY			STOCKHOLDER

By:		/s/ Leslie J. Jezuit	/s/ Basil K. Vasiliou
	Its:	President	Basil K. Vasiliou

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Exhibit 10.10

STOCKHOLDER COVENANT NOT TO COMPETE

AND OTHER POST-ASSET SALE OBLIGATIONS

THIS AGREEMENT (“Agreement”) is made and entered into May 16, 2003 (the “Effective Date”), by and between Green Light Acquisition Company, a Delaware corporation (the “Company”), and Raymond International WLL (the “Stockholder”), a stockholder in U.S. Traffic Corporation, a Delaware corporation (“Seller”).

RECITALS

A.                                   The Stockholder owns eighty-five percent (85%) of the outstanding capital stock of Seller.

B.                                     The Company intends to enter into an asset purchase agreement of even date herewith (the “Asset Purchase Agreement”) whereby the Company will acquire substantially all of the assets and good will of Seller and its wholly-owned subsidiary, Myers/Nuart Electrical Products, Inc. (“Myers”) which are defined in the Asset Purchase Agreement as the “Business”. Capitalized terms which are not otherwise defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

C.                                     The Company’s willingness to enter into the Asset Purchase Agreement is conditioned upon, among other things, its ability to protect the value of the goodwill of the Business it is acquiring by virtue of the Asset Purchase Agreement. The Company and the Stockholder acknowledge that (i) the Stockholder’s entry into this Agreement is critical to the Company’s ability to protect the value of the goodwill of the Business the Company is acquiring in the Asset Purchase Agreement and (ii) the Stockholder’s execution and delivery of this Agreement is a condition precedent to the Company’s consummation of the acquisition contemplated by the Asset Purchase Agreement.

D.                                    The Stockholder acknowledges that, as a significant stockholder in Seller, individuals affiliated with Stockholder have had significant responsibilities in the managing the businesses and operations of Seller and Myers, and have had regular access to various confidential and/or proprietary information relating to the Business.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereby agree as follows:

1.                                      Non-Disclosure Covenant.

(a)                                  For a period of five years after the Effective Date, the Stockholder shall not, and shall cause its Affiliates not to either directly or indirectly, disclose to any “unauthorized person” or use for the benefit of the Stockholder or any person or entity other than the Company any knowledge or information which the

Stockholder acquired while it was a Stockholder, employed by or otherwise affiliated with Seller relating to (i) the financial, marketing, sales and business plans and affairs, financial statements, analyses, forecasts and projections, books, accounts, records, operating costs and expenses and other financial information of Seller or Myers; (ii) internal management tools and systems, costing policies and methods, pricing policies and methods and other methods of doing business of Seller or Myers; (iii) customers, sales, customer requirements and usages, distributor lists of Seller or Myers; (iv) agreements with customers, vendors, independent contractors, employees and others of Seller or Myers; (v) existing and future products or services and product development plans, designs, analyses and reports of Seller or Myers; (vi) computer software and data bases developed for Seller or Myers, trade secrets, research, records of research, models, designs, drawings, technical data and reports of Seller or Myers; and (vii) correspondence or other private or confidential matters, information or data whether written, oral or electronic, which is proprietary to Seller and not generally known to the public (individually and collectively “Confidential Information”), without the Company’s prior written permission.

(b)                                 For purposes of this paragraph 1, the term “unauthorized person” shall mean any Person who is not (i) an officer or director of the Company or an employee of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties; (ii) an employee, officer or director of an Affiliate of the Company for whom the disclosure of the knowledge or information referred to herein is necessary for his performance of his assigned duties; or (iii) a person expressly authorized by the Company to receive disclosure of such knowledge or information.

(c)                                  The Company expressly acknowledges and agrees that the term “Confidential Information” excludes information which is (A) in the public domain or otherwise generally known to the trade; (B) disclosed to third parties other than by reason of the Stockholder’s breach of his confidentiality obligation hereunder; (C) learned of by the Stockholder subsequent to the Closing Date from any other party not then under an obligation of confidentiality to the Company or its Affiliates; or (D) solely related to any portion of the Excluded Business.

2.                                      Restrictive Covenants.  The Stockholder agrees that for a period of (x) five years after the Effective Date with respect to subparagraphs (a), (b), and (d) and (y) three years after the Effective Date (with respect to subparagraphs (c)), it will not, and it shall cause its Affiliates not to, either alone or in conjunction with any other Person, directly or indirectly:

(a)                                  own, manage, operate, provide financing to, or join, control or participate in the ownership, management, operation or control of, or provision of financing to, any business wherever located (whether in corporate, proprietorship or partnership form or otherwise), if such business is competitive with the

Business as currently conducted or as it has been conducted during the twelve (12) month period prior to the Effective Date;

(b)                                 for the direct or indirect benefit of any Person engaged in the business of manufacturing or selling products which are competitive with the products manufactured or distributed on the date hereof by the Business (a “Competitor”), seek to procure orders from, or do business with, or procure directly or indirectly with any other Person, or procure orders from or do business with, any Person who or which has been a customer of the Business at any time during the period of twelve (12) months prior to the Effective Date;

(c)                                  for the direct or indirect benefit of any Competitor, engage, employ, solicit or contact with a view to the engagement or employment by any Person, any Person who has been an employee, officer or manager of Seller in the twelve (12) months prior to the Effective Date, in any case if the employee, officer or manager either was, as a part of his or her duties, privy to Confidential Information or know-how or would be in a position to exploit the trade connections of the Business; provided, however, that the Stockholder may solicit and/or employ any employee who is primarily involved in the Myers Pedestal Business; or

(d)                                 seek to contract or interfere with or otherwise engage in such a way as to adversely affect the Business as operated on the date of this Agreement any Person who or which is a party to a Contractual Obligation with the Business, or has otherwise been engaged to manufacture, assemble, supply or deliver products, goods, materials or services to the Business, at any time during the period of twelve (12) months prior to the Effective Date;

provided, however, that ownership or acquisition by the Stockholder, its Affiliates, Seller and the other stockholders of Seller executing counterparts of this Agreement, of an aggregate of less than five percent (5%) of the outstanding stock of any publicly traded company or substantially similar to or which compete with the Business shall not constitute a violation of this Section 2.

3.                                      Remedies.  The Stockholder and the Company acknowledge and agree that, (i) they regard the restrictions contained in Section 1 and Section 2 as reasonable and designed to provide the Company with limited, legitimate and reasonable protection against subsequent diminution of the value of Business attributable to any actions of the Stockholder or any of its Affiliates contrary to such covenants, and (ii) because the legal remedies of the Company may be inadequate in the event of a breach of, or other failure to perform, any of the covenants and obligations set forth in Sections 1 and 2, the Company may, in addition to obtaining any other remedy or relief available to it (including, without limitation, consequential and other damages at law), obtain specific enforcement of Section 1 and 2 and other equitable remedies.

4.                                      Enforceability.  If the final judgment of a court of competent jurisdiction declares that any term or provision of Section 2 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

5.                                      Governing Law. This Agreement shall be subject to and governed by the laws of the State of Illinois without regard to any choice of law or conflicts of law rules or provisions (whether of the State of Illinois or any other jurisdiction), irrespective of the fact that the Stockholder may become a resident of a different state.

6.                                      Binding Effect. The Agreement shall be binding upon and inure to the benefit of the Company and the Stockholder, its successors and assigns.

7.                                      Complete Understanding. Except as set forth in the Asset Purchase Agreement, counterparts of this Agreement executed by other stockholders of UST and Affiliates, and that OEM Supply Agreement between the Company and Myers Power Products, Inc. dated as of May 16, 2003, this Agreement constitutes the complete understanding among the parties hereto with regard to the subject matter hereof, and supersedes any and all prior agreements and understandings relating to the subject matter hereof.

8.                                      Amendments. No change, modification or amendment of any provision of this Agreement shall be valid unless made in writing and signed by all of the parties hereto.

9.                                      Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Stockholder shall not operate or be construed as a waiver of any subsequent breach by the Stockholder.

10.                               Venue, Jurisdiction, Etc. The Stockholder hereby agrees that any suit, action or proceeding relating in any way to this Agreement may be brought and enforced in the Circuit Court of Cook County, Illinois or in the District Court of the United States of America for the Northern District of Illinois, Eastern Division, and in either case the Stockholder hereby submits to the jurisdiction of each such court. The Stockholder hereby waives and agrees not to assert, by way of motion or otherwise, in any such suit, action or proceeding, any claim that the Stockholder is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Stockholder consents and agrees to service of process or other legal summons for purpose of any such suit, action or proceeding by registered mail addressed to the Stockholder at his or its address listed in Section 11.  Nothing contained herein shall affect the rights of the Company to bring suit, action or proceeding in any other appropriate jurisdiction. The Stockholder and the Company do each hereby waive any right to trial by jury, he or it may have concerning any matter relating to this Agreement.

11.                               Notice.  All notices, requests demands, claims, and other communications hereunder will be in writing.  Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if sent by telecopier (with written confirmation of receipt) (and a copy is mailed, by registered or certified mail, return receipt requested, postage prepaid), or if sent by a nationally recognized overnight delivery service (with written confirmation of receipt in each case) addressed to the intended recipient, as set forth below:

If to Stockholder:	Raymond International WLL
c/o U.S. Traffic Corporation/Myers Power Products, Inc.
2000 Highland Avenue
Bethlehem, Pennsylvania 18020
Attention: Walter Rogers
Facsimile: (610) 868-8686

Copy to:	Altheimer & Gray
Suite 4000
10 S. Wacker Drive
Chicago, Illinois 60606
Attention: David W. Schoenberg
Facsimile: (312) 715-4987

If to Company:	Green Light Acquisition Company
One East Wacker Drive
Chicago, Illinois 60601
Attention: Leslie J. Jezuit
Facsimile: (312) 467-0197

Copy to:	Holland & Knight LLC
30th Floor
131 S. Dearborn Street
Chicago, IL 60603
Attention: Anne Hamblin Schiave
Facsimile: (312) 578-6666

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

12.                               Severability. If any portion of this Agreement shall be for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and carried into effect.

13.                               Headings. The headings of this Agreement are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

14.                               Counterparts. This Agreement may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same agreement.

[signature page to follow]

IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be hereunto affixed, and the Stockholder has hereunto set his hand on the day and year first above written.

GREEN LIGHT ACQUISITION COMPANY			RAYMOND INTERNATIONAL WLL

By:	/s/ Leslie J. Jezuit		By:	/s/ Leslie W. Rogers
	Its:	President		Its:	Director